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                           RECEIVABLES PURCHASE AGREEMENT



                                       among


                            MARKET STREET CAPITAL CORP.


                               ES FUNDING CORPORATION


                                        and


                           PNC BANK, NATIONAL ASSOCIATION





                           Dated as of November 26, 1996





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                                  TABLE OF CONTENTS


                                                                           Page

Purchase Price; Purchase and Sale..........................................   1

Representations and Warranties.............................................   2

Notice of Breach; Cure and Repurchase......................................   6

Opinions of ounsel.........................................................   7

Closing Items..............................................................   7

Covenants of Seller Sub....................................................   7

Events of Default..........................................................  12

Notices.................................................................... .13

Pledge and Assignment......................................................  13

Third Party and Liquidity Agent Beneficiaries..............................  13

Miscellaneous..............................................................  13

                                      i


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                           RECEIVABLES PURCHASE AGREEMENT

         This Receivables Purchase Agreement (this "Agreement") dated as of November 26, 1996, is among Market Street Capital Corp., a Delaware corporation (the "Company"), ES Funding Corporation (the "Seller Sub") and PNC Bank, National Association, as Administrator and Liquidity Agent. As of, and effective on, December 11, 1996 (the "Closing Date") the Seller Sub hereby sells, assigns, transfers and otherwise conveys and the Company agrees to purchase, all of the Seller Sub's rights (including, but not limited to, all of the Seller Sub's right, title and interest in and to the right to receive payment of the Settlement Receivable Assets), but not its obligations, (the "Rights") under (i) that certain Purchase and Sale Agreement (the "Receivables Sale Agreement"), dated as of November 26, 1996, by and among Envirotest Partners (formerly known as Envirotest/Synterra Partners) (the "Seller"), a Pennsylvania partnership and the Seller Sub and
(ii) that certain General Release and Settlement Agreement dated December 15, 1995, as amended by Amendment No. 1 to General Release and Settlement Agreement dated November 26, 1996 (as so amended, the "Settlement Agreement") by and among the Commonwealth of Pennsylvania (the "Commonwealth"), including without limitation, its agency the Commonwealth of Pennsylvania, Department of Transportation, the Seller, Envirotest Systems Corp., a Delaware corporation, and Envirotest Technologies, Inc., a Delaware corporation. Simultaneously with the execution of this Agreement the Company has, pursuant to the terms of the Liquidity Agreement (as defined below), pledged to the Liquidity Agent, as agent for the Liquidity Lenders, all of the Company's right, title and interest in and to the Rights. On or after the effective date of this Agreement, the Company may, subject to the pledge to the Liquidity Agent described in the preceding sentence, assign all of its right, title and interest in and to the Rights under this Agreement and all of its rights, title, interests and obligations under the Liquidity Agreement to Market Street Funding Corporation, a Delaware corporation ("MSFC"). A copy of the Settlement Agreement is attached hereto as Exhibit A. Terms used without definition herein shall have the respective meanings assigned to them in that certain Liquidity Loan Agreement, dated November 26, 1996 (the "Liquidity Agreement"), by and among the Company, the Liquidity Lenders from time to time party thereto, and PNC Bank, National Association, as Administrator and Liquidity Agent.

         1. Purchase Price; Purchase and Sale. The purchase price (the "Purchase Price") for the Rights shall be $79,405,707.00, which amount shall be payable by the Company to the Seller Sub on the Closing Date in immediately available funds. On the Closing Date, the Company shall pay the Purchase Price to the Seller Sub. If, after the payment in full by the Commonwealth of the Settlement Receivable Asset (as defined in the Receivables Sale Agreement) and the payment in full by MSCC and MSFC of any amounts owing under the Liquidity Agreement and


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payment in full of any Notes maturing not later than the seventy-fifth day following July 31, 1998, and any amounts owing to the Administrator, the Company has remaining any portion of the amounts paid in respect of the Settlement Receivable Assets, the Administrator shall instruct the Company to pay such amount to the Seller Sub no later than the seventy-fifth day following July 31, 1998.

         2. Representations and Warranties. (a) The Seller Sub hereby represents and warrants to the Company as of the Closing that:

              (i) Organization and Good Standing. The Seller Sub is a corporation duly formed, validly existing and in good standing under the laws of its state of incorporation, and the Seller Sub has full power and authority to execute, deliver and perform its obligations under this Agreement and the Receivables Sale Agreement and each other document or instrument to be delivered by it hereunder and thereunder, including but not limited to the authority to sell, assign, and transfer the Rights in accordance with this Agreement and in all material respects to own its property and conduct its business as such properties are presently owned and as such business is presently conducted;

              (ii) Due Authorization.  The execution, delivery and
                   performance of this Agreement, the Receivables Sale Agreement and each other document to be delivered hereunder or thereunder, and the consummation of the transactions provided in such documents to which the Seller Sub is a party have been duly authorized by the Seller Sub by all the necessary corporate action on the part of the Seller Sub;

             (iii) Binding Obligation.  Assuming the due authorization, execution and delivery of this Agreement, the Receivables Sale Agreement and each other agreement executed by the Seller Sub in connection therewith by each party thereto other than the Seller Sub, this Agreement, the Receivables Sale Agreement and each such other agreement and all of the obligations of the Seller Sub hereunder and thereunder are the legal, valid and binding obligations of the Seller Sub, enforceable in accordance with the terms of this Agreement

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                   and the Receivables Sale Agreement, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting creditors' right in general, and except as such enforceability may be limited by general principles of equity (whether such enforceability is considered in a proceeding in equity or at law);

              (iv) No Conflict.  The execution, delivery and performance by the Seller Sub of this Agreement and the Receivables Sale Agreement, the performance by the Seller Sub of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof by the Seller Sub do not (a) contravene its articles of incorporation or by-laws, (b) violate any provision of, or require any filing (except for the filings under the UCC required hereunder, each of which will be duly filed and will be in full force and effect on the Closing Date), registration, consent or approval under, any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Seller Sub, except for such filings, registrations, consents or approvals as have already been obtained and are in full force and effect, (c) result in a breach of or constitute a default or require any consent under any indenture, loan agreement, credit agreement, deed of trust or any other agreement, contract, lease or instrument to which the Seller Sub is a party or by which it or its assets or properties may be bound or affected except those as to which a consent or waiver has been obtained and is in full force and effect and an executed copy of which has been delivered to the Company, or (d) result in, or require, the creation or imposition of any Lien upon or with respect to any of the properties now owned or hereafter acquired by the Seller Sub other than as specifically contemplated hereby or by the Liquidity Agreement.

                   "Lien" shall mean any mortgage, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily

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                   incurred or arising by operation of law or otherwise,
                   affecting any property, including any agreement to grant any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature of a security interest, and the filing of or agreement to file or deliver any financing statement (other than a precautionary financing statement with respect to a lease that is not in the nature of a security interest) under the UCC or comparable law of any jurisdiction;

              (v) All Consents Required. All approvals, authorizations, licenses, consents, orders, or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery by the Seller Sub of this Agreement and the Receivables Sale Agreement, the performance by the Seller Sub of the transactions contemplated hereby and thereby, and the fulfillment by the Seller Sub of the terms hereof and thereof have been obtained, are in full force and effect, and copies thereof have been delivered to the Company;

              (vi) Not an Investment Company.  The Seller Sub is not an
                   "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act;

             (vii) Proceeds.  No proceeds of the purchase will be used for any purpose that violates Regulations G or U of the Federal Reserve Board;

            (viii) Special Purpose Corporation. The Seller Sub is a newly formed special purpose corporation organized solely for the purposes of the transactions contemplated by this Agreement and the Receivables Sale Agreement and has not engaged in any activities prior to the date hereof;

              (ix) Valid Sale, etc. (A) The Seller Sub is not insolvent and will not be rendered insolvent upon sale of the Rights to the Company; the Seller Sub is not engaged in business or about to engage in business for which the

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                   assets remaining with it after the sale of the Rights will be an unreasonably small amount of capital; and the Seller Sub does not intend to incur or believe that it will incur debts beyond its ability to pay as such debts mature; and

                   (B) The consideration received by the Seller Sub upon the sale of the Rights will constitute reasonably equivalent value and fair consideration for the property sold, consistent with terms that would be arrived at on an arm's-length basis; and

              (x) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Seller Sub, threatened against the Seller Sub, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or the Receivables Sale Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated hereunder or under the Receivables Sale Agreement, (iii) which would adversely affect the performance by the Seller Sub of its obligations hereunder or under the Receivables Sale Agreement, (iv) which would adversely affect the collectibility of the Rights, or (v) seeking any determination or ruling that would adversely affect the validity or enforceability of this Agreement or the Receivables Sale Agreement. The Seller Sub is not in violation of any order of any court, arbitrator or governmental authority.

         (b) The Seller Sub hereby represents and warrants with respect to the Rights and the Receivables Sale Agreement, that as of the Closing Date and as of each date on which a Note is issued and the date any Liquidity Loan is made that:

              (i) Legal Ownership. No effective financing statement or other instrument similar in effect with respect to the Seller Sub in connection with the Rights is on file in any recording office, except those filed in favor of the Company as contemplated by the Receivables Sale Agreement or this Agreement;

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              (ii) Place of Business.  The principal place of business and chief executive office of the Seller Sub is located at Sunnyvale, California, and the Seller Sub keeps its records concerning the Settlement Agreement at such office. Such office shall not be changed without 30 days' prior written notice to the Company and the Administrator;

             (iii) Name. The Seller Sub's complete corporate name is set forth in the preamble to this Agreement, and the Seller Sub does not use and has not during the last six years used any other corporate name, trade name, doing-business name or fictitious name;

              (iv) Ownership. Neither the Seller Sub nor any Affiliate of
                   the Seller Sub has any direct or indirect ownership or other financial interest in the Company or MSFC;

              (v) No Transfer. The Seller Sub has not sold, assigned, pledged, conveyed or otherwise transferred the Rights or any interest therein or suffered to exist a material Lien thereon except for the sale and assignment of the Rights to the Company as provided herein and as provided in the Receivables Sale Agreement and shall defend and hold harmless the Company from any Lien or other adverse claim in or to the Rights; and

              (vi) Commonwealth's Obligation.  The Settlement Agreement,
                   including but not limited to the obligation of the Commonwealth to pay the Settlement Receivable Assets, is a legal, valid and binding obligation of the Commonwealth, enforceable against the Commonwealth in accordance with its terms, except as (a) such enforcement may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium or similar laws affecting the rights of creditors generally and by equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law); (b) the indemnification provisions in the Settlement Agreement may not be enforceable to the extent that they may be deemed to be against public policy or relate to or purport to govern indemnification against liabilities under any securities

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                   laws; and (c) certain other rights, remedies and other
                   remedial provisions of the Settlement Agreement may not be enforceable, provided that such unenforceability does not render the Settlement Agreement invalid as a whole or substantially interfere with the substantial realization of the principal benefits or security, or both, which the Settlement Agreement purports to provide.

         (c) The representations and warranties set forth in this Section 2 shall survive the conveyance of the Rights to the Company, and termination of the rights and obligations of the Company and the Seller Sub under this Agreement.

         3. Notice of Breach: Cure and Repurchase. (a) Upon discovery by the Company or the Seller Sub of a breach of any of the representations and warranties in Section 2, the party discovering such breach shall give prompt written notice to the Administrator and the other parties hereto, within three Business Days of such discovery.

              (b) On and after the Closing Date, in the event that any of the representations and warranties of the Seller Sub as set forth in Sections 2(a) and 2(b)(ii) and (iii) shall not have been true and correct as of the date such representation or warranty is made (which date shall be the Closing Date with respect to Section 2(a)), then with respect to Section 2(a) no later than 180 days, and with respect to Sections 2(b)(ii) and (iii) no later than 90 days, after receipt by the Seller Sub of written notice of such breach given by the Company, the Seller Sub shall repurchase and accept a retransfer of the Rights on the terms and conditions set forth below; provided, however, that no such repurchase shall be required to be made with respect to the Rights if, within such 180 or 90 day period, as applicable, the representations and warranties in Sections 2(a), 2(b)(ii) and (iii) that triggered such 180 or 90 day period shall then be true and correct in all material respects. In the event that any of the representations and warranties set forth in Section 2(b), other than Sections 2(b)(ii) and (iii), shall not have been true and correct as of the date such representation or warranty is made, then (i) as of the date of a payment default by the Commonwealth with respect to the Rights, or (ii) if on and after the date of such payment default the Company is diligently pursuing its legal rights to cure such payment default and has a reasonable basis to believe that it will prevail in its efforts to cure said payment default (and no non-appealable order has determined to the contrary), 90 days after a payment default by the Commonwealth with respect to the Rights, the Seller shall repurchase and accept a retransfer of the Rights on the terms and conditions set forth below; provided, however, that no such repurchase shall be required to be made with respect to the

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Rights if prior to such payment default or such 90 day period (if applicable)
the representation or warranty which triggered this provision shall then be true and correct in all material respects. In consideration of such resale the Seller Sub shall, on the date of the resale of the Rights, pay to the Company an amount equal to the sum of the outstanding balance of the Capital on the date of repurchase and accrued unpaid Discount thereupon accruing after the date hereof, any broken funding costs and any swap breakage costs relating to interest hedging agreements effected in connection with this Agreement. Upon each resale to the Seller Sub of the Rights pursuant to this Section 3(b), the Company shall automatically and without further action be deemed to sell, transfer, assign and set-over to the Seller Sub, without recourse, representation or warranty, all right, title and interest of the Company, in, to and under the Rights and all monies due or to become due with respect thereto and all proceeds of the Rights.

              (c) Upon any reconveyance of the Settlement Receivable Assets by the Company to the Seller Sub pursuant to Section 3(b), the Company shall execute and deliver to the Seller Sub instruments of sale and assignment in such form as shall reasonably be requested by the Seller Sub, in order to vest in the Seller Sub, or its designee or assignee, all right, title and interest of the Company in, to and under such Settlement Receivable Assets, provided, that any such reconveyance shall expressly state that it is made by the Company without any recourse, representation or warranty. Subject to the foregoing, the Company shall execute such other documents or instruments of conveyance or take such other actions as the Seller Sub may reasonably require to effect any repurchase of the Settlement Receivable Assets pursuant to Section 3(b).

         4. Opinions of Counsel. The Seller Sub hereby covenants to the Company to, simultaneously with the execution hereof, deliver or cause to be delivered to the Company opinions of counsel as to various matters in form and substance satisfactory to the Company.

         5. Closing Items. (a) The Seller Sub hereby agrees to furnish to the Company at or prior to the Closing Date any and all information, documents, certificates, letters and opinions with respect to this Agreement, the Liquidity Agreement, the Receivables Sale Agreement, the Seller Sub's corporate documents and all other program documents and the transactions contemplated thereby that are reasonably requested by the Company.

         (b) The Seller Sub hereby agrees to furnish to the Company at or prior to the Closing Date executed copies of this Agreement, the Receivables Sale Agreement and all documents contemplated hereby or thereby.

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         6.   Covenants of Seller Sub.  (a) During the term of this
Agreement, and until the Rights sold to the Company shall have been paid in full or repurchased by the Seller Sub, pursuant to the terms of Section 3(b) herein, or written-off as uncollectible, and all amounts owed by the Seller Sub pursuant to this Agreement have been paid, unless the Company otherwise consents in writing, the Seller Sub covenants and agrees as follows:

              (i) Compliance with Laws. etc. The Seller Sub shall satisfy all of its obligations to be fulfilled under or in connection with the Rights and maintain in effect all qualifications required under all applicable laws, rules and regulations to the extent required in order to maintain the effectiveness of the conveyance the Rights.

              (ii) Preservation of Corporation.  The Seller Sub shall
                   preserve and maintain its corporate existence.

             (iii) Audits.  At any time and from time to time during the
                   Seller Sub's regular business hours, on reasonable prior notice, the Seller Sub shall, in response to any reasonable request of the Company, permit the Company, or its agents or representatives, at the cost and expense of the Seller Sub, (i) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of the Seller Sub relating to the Rights, and (ii) to visit the offices and properties of the Seller Sub for the purpose of examining such materials and to discuss matters relating to the Rights or the Seller Sub's performance hereunder with any of the officers or employees of the Seller Sub having knowledge thereof or the Seller Sub's independent accountants.

              (iv) Keeping of Records and Books of Account. The Seller Sub
                   shall maintain and implement administrative and operating procedures (including, without limitation, the ability to recreate records evidencing the Rights and the related property with respect thereto conveyed hereunder in the event of the destruction of the originals thereof), and keep and maintain all documents, books,

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                   microfiche, computer records and other information
                   reasonably necessary or advisable for the collection of the Rights and such related property. Such books, microfiche and computer records shall reflect all facts giving rise to the Rights, all payments and credits with respect thereto, and the computer records shall be clearly marked to show the interests of the Company in the Rights and such related property.

              (v) Continuous Perfection. The Seller Sub shall not change its name or identity in any manner which might make any financing or continuation statement filed hereunder misleading within the meaning of Section 9-402(7) of the UCC (or any other then applicable provision of the UCC) unless the Seller Sub shall have given at least 30 days' prior written notice thereof to the Company and shall have taken all action prior to making such change (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or advisable in the opinion of the Company to amend such financing statement or continuation statement so that it is not misleading and so that it continues to perfect the interests of the Company, the Liquidity Agent and the Liquidity Lenders with the priority required by this Agreement and the Liquidity Agreement. The Seller Sub shall neither change the address of its chief executive office nor change the location of its principal records concerning the Rights unless it has given the Company or the Administrator at least 30 days' prior written notice of its intent to do so and has taken such action as is necessary or advisable to cause the interest of the Company, the Liquidity Agent and the Liquidity Lenders in the Rights to continue to be perfected with the priority required by this Agreement and the Liquidity Agreement. The Seller Sub will at all times maintain its principal executive office and any other office at which it maintains records relating to the Rights within the United States of America.

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              (vi) Further Action. The Seller Sub shall make, execute or endorse, acknowledge, and file or deliver to the Company and the Liquidity Agent from time to time such schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Rights and other rights covered by this Agreement, as the Company or the Liquidity Agent may request and reasonably require including executing and delivering to the Company or the Liquidity Agent any instruments, financing or continuation statements or other writings reasonably necessary or desirable to maintain the perfection or priority of the Company's ownership interest in the Rights under the UCC or other applicable law. At any time at the request of the Company or the Administrator, the Seller Sub shall deliver to, and sign any bills, statements and letters or other writings necessary to carry out the terms and provisions of this Agreement and to facilitate the collection of the Rights.

             (vii) Filings.  The Seller Sub shall record and file, at its expense, on or prior to the Closing Date any financing statement with respect to the Rights meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary under the applicable UCC to perfect the sale of the Rights from the Seller Sub to the Company, and shall deliver a file-stamped copy of such financing statement or other evidence of such filings (which may, for purposes of this paragraph, consist of telephone confirmations of such filings) to the Company.

            (viii) Third Parties. If a third party, including a potential purchaser of the Rights, inquires, the Seller Sub will promptly indicate that the Rights have been sold to the Company, and the Seller Sub will not claim any ownership interest in the Rights.

              (ix) Payment Instructions. The Seller Sub will not instruct the Commonwealth to remit any payments with respect to the Rights to any

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                   location other than the escrow account established under
                   that certain Base Settlement Amount Escrow Agent Agreement, dated as of the date hereof, by and among the Company, MSFC, and PNC Bank, National Association, as Escrow Agent, as Liquidity Agent and as Administrative Agent.

              (x) Bankruptcy. The Seller Sub will not institute any bankruptcy proceedings against the Company before the expiration of one year and one day after the Company's latest maturing Notes shall have been paid in full.


              (xi) Business Character.  The Seller Sub shall not engage in any activities other those contemplated by or in furtherance of this Agreement, the Receivables Sale Agreement and the Liquidity Agreement.

             (xii) Amendments. The Seller Sub shall not make any amendments to its articles of incorporation or by-laws or any of the terms of, or waive any performance under, this Agreement or the Receivables Sale Agreement, without the written consent of the Company and the Administrator.

            (xiii) Reports. The Seller Sub shall deliver to the Company:

                   (A) Within ninety (90) days after the end of each fiscal year of Seller Sub, consolidated balance sheets of Seller Sub and the related consolidated statements of income showing the financial condition of Seller Sub as of the close of such fiscal year and the results of operations during such year, and a consolidated statement of cash flows, as of the close of such fiscal year, setting forth, in each case, in comparative form the corresponding figures for the preceding year, all the foregoing consolidated financial statements to be reported on by, and to carry the report (acceptable in form and content to Purchaser) of an independent public accountant of national standing acceptable to Purchaser;

                   (B) Promptly upon becoming aware thereof, notice of (1) the commencement of, or any

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                   determination in, any legal judicial or regulatory
                   proceedings involving or directly relating to the Seller Sub, (2) any dispute between Seller Sub and any governmental or regulatory body, (3) any event or condition which in any case of (1) or (2) if adversely determined, would have a material adverse effect on (A) the validity or enforceability of this Agreement, or (B) the ability of Seller Sub to fulfill its obligations under this Agreement and (4) any change in the business, operations or financial condition of Seller Sub, including, without limitation, the insolvency of Seller Sub.

             (xiv) Perfected Security Interest.  It is the express intent of the Seller Sub and the Company that the purchase of the Rights hereunder shall constitute a sale of "accounts" and/or of "general intangibles" and the "proceeds" thereof, as each such term is used in Article 9 of the UCC, which sale is absolute and irrevocable and provides the Company with the full benefits of ownership of the Rights. It is, further, not the intention of the Seller Sub and the Company that such conveyance be deemed a grant of a security interest in the Rights by the Seller Sub to the Company to secure a debt or other obligation of the Seller Sub. Nevertheless, in the event that, notwithstanding the intent of the parties, the Rights are found by a court of law to continue to be the property of the Seller Sub, then (i) this Agreement also shall be deemed to and hereby is a security agreement within the meaning of the UCC, and (ii) the conveyance by the Seller Sub provided for in this Agreement shall be deemed to be and the Seller Sub hereby grants to the Company a security interest in and to all of the Seller Sub's right, title and interest in the Rights, all monies due or to become due with respect thereto on and after the Closing Date and all proceeds of such Rights to secure
                   (1) the rights of the Company under this Agreement, and
                   (2) a loan to the Seller Sub in the amount of the Purchase Price plus the Discount thereon as set forth in the Liquidity Agreement. The Seller Sub shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this

                   Agreement were deemed to create a security interest in the Rights, such security interest would be deemed to be a perfected security interest of first priority in favor of the Company under applicable law and will be maintained as such throughout the term of this Agreement.

              (xv) No Broker's Fees. No broker, investment banker, agent or other Person (other than the Company and the Liquidity Agent) is entitled to any commission or compensation from the Seller Sub in connection with the sale to the Company of the Rights.

             (xvi) Information.  All information, exhibits, financial
                   statements, documents, books, records or reports furnished or to be furnished at any time by or on behalf of the Seller Sub to the Administrator in connection with this Agreement is or will be accurate in all material respects as of the date so furnished.

         (b) During the term of this Agreement, and until the Rights sold to the Company shall have been paid in full or repurchased by the Seller Sub, pursuant to the terms of Section 3(b) herein, or written-off as uncollectible, and all amounts owed by the Seller Sub pursuant to this Agreement have been paid, unless the Company otherwise consents in writing, the Seller Sub covenants and agrees that it shall not:

              (i) engage in any business or activity other than those set forth in Article III of its certificate of incorporation;

              (ii) incur any indebtedness, or assume or guaranty any
                   indebtedness of any other entity, other than (A) indebtedness arising from the salaries, fees and expenses to its professional advisors and counsel, directors, officers and employees, (B) other indebtedness on account of incidentals or services supplied or furnished to the Seller Sub, and (C) in the ordinary course of the Seller Sub's business as set forth in Article III of its certificate of incorporation:

             (iii) dissolve or liquidate, in whole or in part, consolidate or merge with or into any other entity or convey or transfer its properties and assets substantially as an entirety to any entity other than in the ordinary course of the Seller Sub's business as set forth in Article III of its certificate of incorporation;

              (iv) delete, amend, supplement or otherwise modify any
                   provision of its certificate of incorporation;

              (v) amend, supplement or otherwise modify any part of Articles II, III, IV, V or X of the by-laws of the Seller Sub; or

              (vi) increase or reclassify the capital stock of the Seller
                   Sub or issue any additional shares of capital stock of the Seller Sub.

             (vii) take any corporate action in connection with (A) any merger of the Seller Sub into, or consolidation or amalgamation of the Seller Sub with, any other person or entity or (B) any merger of any other person or entity into the Seller Sub.


         7. Events of Default. In the event that any of the Seller Sub's representations and warranties in Section 2 of this Agreement or any of the Seller Sub's covenants in Section 6 of this Agreement has been breached, the Seller Sub shall be in default under this Agreement.

         8. Notices. All communications hereunder shall be in writing and effective only upon receipt and, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Market Street Capital Corp., c/o AMACAR Group, L.L.C., 6707-D Fairview Road, Charlotte, North Carolina 28210, attention of Douglas K. Johnson, with a copy to PNC Bank, National Association, 5th and Wood Street, One PNC Plaza - 3rd Floor, Pittsburgh, Pennsylvania 15265 attention of Richard J. Hendrix or, if sent to the Seller Sub, will be mailed, delivered or telegraphed and confirmed to it at ES Funding Corporation, c/o Envirotest Systems Corp., 246 Sobrante Way, Sunnyvale, CA, 94086 attention of President, with a copy to Envirotest Systems Corp., 6903 Rockledge Drive, Ste. 214, Bethesda, Maryland 20817, attention of Chester Davenport.

         9. Pledge and Assignment. The Seller Sub acknowledges and agrees that (i) the Company shall be entitled to pledge its interest in the Rights under this Agreement to the Liquidity Agent, as agent for the Liquidity Lenders, pursuant to the terms of the Liquidity Agreement and (ii) the Company shall be entitled to assign its right, title and interest in the Rights under this Agreement to MSFC. All references to the Company in this Agreement shall be deemed to include its assignee to the extent of such assignment. This Agreement shall bind and inure to the benefit of and be enforceable by the Company and the respective permitted assigns of the Company.

         10. Third Party and Liquidity Agent Beneficiaries. Each of MSFC and the Liquidity Agent (on behalf of itself and on behalf of the Liquidity Lenders) are an express third party beneficiary of this Agreement. The representations, warranties, covenants and agreements made by the Seller Sub in this Agreement are also made for the benefit of MSFC and the Liquidity Agent, and may be enforced by or on behalf of, MSFC (or the Administrator on behalf of MSFC) or the Liquidity Agent (on behalf of itself and the other Liquidity Lenders) to the same extent that the Company has rights against the Seller Sub under this Agreement in respect of representations, warranties and agreements made by the Seller Sub herein and such representations, warranties and agreements shall survive delivery of this Agreement.

    11. Miscellaneous. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF PENNSYLVANIA. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may not be changed in any manner which would have a material adverse effect on the Company or the holders of Notes without the prior written consent of the Company and the Administrator. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder, other than as provided in Sections 9 and 10 hereof.



                              [SIGNATURE PAGE FOLLOWS]

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                                     EXHIBIT A



                                     See Tab 1.

    IN WITNESS WHEREOF, the Company, PNC Bank, National Association, as Administrator and Liquidity Agent, and the Seller Sub have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.



                             MARKET STREET CAPITAL CORP.




                             By: /s/ Douglas K. Johnson
                                -------------------------------
                                Name: Douglas K. Johnson
                                Title: President


                             ES FUNDING CORPORATION




                             By: /s/ C. Michael Alston
                                 --------------------------------
                                Name: C. Michael Alston
                                Title: Vice President


                             PNC BANK, NATIONAL ASSOCIATION
                             as Administrator and as Liquidity Agent


                             By: /s/ William E. Fallon
                                ----------------------------------
                                Name: William E. Fallon
                                Title: Executive Vice President